SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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      5. Total fee paid:

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[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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                               [Newspaper Notice]

                                 ---------------
                                 CENTRAL BANCORP
                                 ---------------

                              SHAREHOLDERS MEETING
                           MONDAY, SEPTEMBER 30, 2002
                                   11:00 a.m.
                           HOLIDAY INN, SOMERVILLE, MA

                       The Board of Directors asks you to
                          vote for our LOCAL directors


                                   JOHN GILGUN
                                  MARAT SANTINI
                                       and
                                   PAUL BULMAN
                      Please vote the "white" proxy card.

                                                     Thank You

                           [Lobby Card]



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NOTICE
      TO CENTRAL
   BANCORP STOCKHOLDERS


   For your convenience you may leave
your white proxy card with the Branch
Manager